UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_______________________

Date of Report (Date of earliest event reported): December 20, 2011

PENNICHUCK CORPORATION
(Exact name of registrant as specified in its charter)

New Hampshire	0-18552	02-0177370
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

_______________________________

25 Manchester Street
Merrimack, New Hampshire 03054
(603) 882-5191
(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Modification of the Terms of a Material Definitive Agreement.

Consent Agreement

Effective as of December 20, 2011, Pennichuck Corporation (the “Company”) and the City of Nashua, New Hampshire (the “City”) entered into a Consent Agreement, which extends the time specified in Section 8.02(e) of the Agreement and Plan of Merger dated as of November 11, 2010 (the “Merger Agreement”) between the Company and the City (the “Merger”) from December 31, 2011 to February 3, 2012.  Prior to the execution of the Consent Agreement, Section 8.02(e) of the Merger Agreement provided, in part, that the Merger Agreement could be terminated by either the City or the Company if the Merger did not occur prior to December 31, 2011.

As noted in the Company’s press release dated November 23, 2011 referenced in Item 8.01 below, the Merger was approved by the New Hampshire Public Utilities Commission (the “NHPUC”) on November 23, 2011. The NHPUC’s ruling is subject to appeal during the 30-day period following its issuance and, if no appeal is filed, it becomes final on December 23, 2011. Thereafter, under the terms of the Merger Agreement, the City, in effect, has 90 days after the NHPUC ruling becomes final to complete the financing.

Based on the timing and issuance of the NHPUC’s order, we believe the Merger is likely to be completed in the first quarter of 2012.  Consequently, pursuant to the provisions of the Merger Agreement, the Company and the City have agreed to extend the date set forth in Section 8.02(e) to February 3, 2012.

The foregoing description of the Consent Agreement and its resulting effect pursuant to the terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Consent Agreement, which is filed as Exhibit 2.1 hereto, and the Merger Agreement, which are both incorporated into this report by reference.

The Company is unable to predict whether all of the contingencies and other conditions precedent to closing of the Merger will be resolved or satisfied, as applicable, and/or if the City will be able to obtain appropriate financing, and therefore if or when the Merger will close.

Item 8.01.  Other Events

On November 23, 2011, the Company issued a press release, which is filed as Exhibit 99.1 hereto, and incorporated by reference in this report, announcing that the NHPUC had approved the Merger transaction with the City as of that date.  The NHPUC in its Order Number 25,292 found that the settlement agreement previously entered into by substantially all of the parties in the case is in the public interest pursuant to special legislation that allows the City to acquire the stock of the Company and the New Hampshire Eminent Domain Statute (RSA Chapter 38).  The NHPUC approved the conditions set forth in the settlement agreement and did not add any new conditions to its approval.

Additional Information and Where to Find It

The Merger Agreement was filed and incorporated by reference as Exhibit 2.1 to the Company’s Form 8-K, which was filed with the SEC on November 12, 2010, and also incorporated by reference as Exhibit 2.1 to the Company’s Form 10-K for the year ending December 31, 2010 filed with the SEC on March 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNICHUCK CORPORATION

DATED:                      December 22, 2011                                                                           By:           /s/ Thomas C. Leonard
       Thomas C. Leonard
       Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
2.1	Consent Agreement, dated as of December 20, 2011, by and between Pennichuck Corporation and the City of Nashua, New Hampshire.
99.1
Press Release dated November 23, 2011 announcing approval by The New Hampshire Public Utility Commission of the Merger transaction by and between Pennichuck Corporation and the City of Nashua, New Hampshire.